                                POWER OF ATTORNEY

          The  undersigned   with  respect  to  the  matters   described  herein

          constitutes and appoints Kim Orcutt,  Keith  Browning,  Stuart Heaton,

          Patty Covington or Thomas Reedy as my true and lawful attorney-in-fact to:

     1)   Execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as an officer and/or director of CarMax Inc. (the "Company"),

          Forms 3, 4, and 5 in accordance  with Section 16(a) of the  Securities

          Exchange Act of 1934 and the rules thereunder;

     2)   Do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such

          Forms 3, 4, and 5 and timely  file such  forms with the United  States

          Securities  and Exchange  Commission and any stock exchange or similar authority; and

     3)   Take any other action of any type  whatsoever in  connection  with the foregoing  which,  in the  opinion  of such  attorney-in-fact,  may be benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  is being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and

          conditions   as   such    attorney-in-fact   may   approve   in   such

          attorney-in-fact's discretion.

          The undersigned hereby grants to such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite,

necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue  of this  power of  attorney  and the  rights  and

powers  herein  granted.   The  undersigned   acknowledges   that  the  forgoing

attorney-in-fact, in serving in such capacity at the request of the undersigned,

is  not  assuming,  or  is  the  Company  assuming,  any  of  the  undersigned's responsibilities  to comply with  Section 16 of the  Securities  Exchange Act of

1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this ___6____ day of ___October____________, 2002.

       W. Austin Ligon

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                                       Officer Name